UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report: November 17, 1999

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21577               84-1100630
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                           Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS

                                                                        Page

         Item 5.  Other Events.                                         1

         Item 7.  Financial Statements, Pro Forma Financial
                   Information and Exhibits.                            1

         SIGNATURES                                                     1

Item 5.  Other Events

Selected financial data for the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K on November 17, 1999. The attached financial data has been restated to reflect the pooling-of-interests transaction with Henry's Marketplace, Inc. on September 27, 1999 for all periods presented.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1        Selected Financial Data of the Registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of November, 1999.

                         Wild Oats Markets, Inc.

                         By  /s/ Mary Beth Lewis
                               Mary Beth Lewis
                               Executive Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

                                       3